TILSON INVESTMENT TRUST

TILSON FOCUS FUND

TILSON DIVIDEND FUND

Supplement to the

Statement of Additional Information

January 9, 2009

This Supplement to the Statement of Additional Information dated February 28, 2008 (“SAI”) for the Tilson Focus Fund and the Tilson Dividend Fund (“Funds”), each a series of the Tilson Investment Trust, updates the SAI to revise the disclosure described below. This Supplement to the SAI, together with the SAI and previous supplements to the SAI dated April 4, 2008 and June 16, 2008, constitute the Funds’ current SAI. For further information, please contact the Funds’ toll-free at 1-888-4TILSON (1-888-484-5766). You may also obtain additional copies of the Funds’ Prospectus and SAI, free of charge, by writing to the Funds at Post Office Box 4365, Rocky Mount, North Carolina 27803, or by calling the Funds’ toll-free at the number above.

The SAI is being updated in order to reflect changes to the Fund’s policy regarding the disclosure of portfolio holdings. Accordingly, the section that begins on page 29 of the SAI entitled “Disclosure of Portfolio Holdings” is being revised to read as follows:

The Trustees have adopted a policy that governs the disclosure of portfolio holdings. This policy is intended to ensure that such disclosure is in the best interests of the Funds and their shareholders and to address possible conflicts of interest. Under the Funds’ policy, the Funds and Advisor (Advisors with respect to the Dividend Fund) generally will not disclose the Funds’ portfolio holdings to any third party unless such information has been made generally available to the public. The policy provides that the Funds and Advisors may disclose non-public portfolio holdings information as required by law and under other limited circumstances that are set forth in more detail below.

The Funds will make available to the public a complete schedule of the Funds’ portfolio holdings, as reported on a fiscal quarter basis. This information is generally available within 60 days of the Funds’ fiscal quarter end and will remain available until the posting of the next fiscal quarter’s portfolio holdings report becomes available. You may obtain a copy of these quarterly portfolio holdings reports by calling the Funds at 1-888-4TILSON (1-888-484-5766). The Funds will also file these quarterly portfolio holdings reports with the SEC on Form N-CSR or Form N-Q, as applicable. The Funds’ Form N-CSR and Form N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. The first and third quarter portfolio holdings reports will be filed with the SEC on Form N-Q and the second and fourth fiscal quarter portfolio holdings reports will be included with the semi-annual and annual financial statements, respectively, which are sent to shareholders and filed with the SEC on Form N-CSR.

The Funds and/or Advisor may, from time to time, provide additional portfolio holdings information in the form of quarterly management letters as described in the Funds’ Prospectus. The Funds and/or Advisor may also, from time to time, hold conference calls for shareholders, potential investors, and other interested parties where the Advisor expresses views and statements on the Funds’ portfolio securities, such as portfolio commentary or statistical information, that may include the disclosure of additional portfolio holdings information. Following any conference call that includes the disclosure of additional portfolio holdings information, a summary of the discussion that was held will be made available on the Funds’ website at www.tilsonmutualfunds.com.

The officers of the Funds and/or the Advisors may share non-public portfolio holdings information with the Funds’ service providers, such as the Funds’ fund accountant and administrator, transfer agent, distributor, custodian, compliance services administrator, independent registered public accounting firm, proxy voting services, and legal counsel as identified in the Funds’ Prospectus and SAI; and V.G. Reed & Sons, PrintGrafix (a division of Sunbelt Graphic Systems, Inc.), and Riverside Printing, Inc., financial printers the Funds may engage for, among other things, the printing and/or distribution of regulatory and compliance documents. The Funds and/or Advisors may also provide non-public portfolio holdings information to appropriate regulatory agencies as required by applicable laws and regulations. The Funds’ service providers receiving such non-public information are subject to confidentiality obligations.

The Funds currently do not provide non-public portfolio holdings information to any other third parties. In the future, the Funds may elect to disclose such information to other third parties if the officers of the Funds and/or Advisor determines that the Funds have a legitimate business purpose for doing so and the recipient is subject to a duty of confidentiality. The Advisors are responsible for determining which other third parties have a legitimate business purpose for receiving the Funds’ portfolio holdings information.

The Funds’ policy regarding disclosure of portfolio holdings is subject to the continuing oversight and direction of the Trustees. The Advisors and Administrator are required to report to the Trustees any known disclosure of the Funds’ portfolio holdings to unauthorized third parties. The Funds have not (and do not intend to) enter into any arrangement providing for the receipt of compensation or other consideration in exchange for the disclosure of non-public portfolio holdings information, other than the benefits that result to the Funds and their shareholders from providing such information, which include the publication of Fund ratings and rankings.

Investors Should Retain This Supplement for Future Reference

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